UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-11693	81-0422894
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	SGMS	The Nasdaq Stock Market
Preferred Stock Purchase Rights		The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company
☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Employment Agreement with Michael C. Eklund

On November 30, 2020, Scientific Games Corporation (the “Company”) entered into an amendment (the “Amendment”) to its employment agreement with Michael C. Eklund, Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary, which modifies the severance amount payable to Mr. Eklund under certain circumstances.

Pursuant to the Amendment, in the event the Company terminates Mr. Eklund’s employment without “cause” before June 1, 2022, Mr. Eklund will generally receive: (i) a pro rata bonus for the year of termination; (ii) cash severance equal to two times the sum of his base salary and the “severance bonus amount” (generally, an amount equal to the highest annual bonus paid to Mr. Eklund in respect of the two most recent fiscal years but not more than his target bonus), multiplied by a fraction, the numerator of which is the number of days in the period beginning on the day following such termination of employment and ending on May 31, 2023, inclusive, and the denominator of which is 730; (iii) accelerated vesting of his sign-on equity awards and his sign-on cash award, in each case, to the extent outstanding and unvested, provided that, the timing for the payment of Mr. Eklund’s sign-on cash award will remain unchanged if such termination occurs on or after January 1, 2021; and (iv) up to 12 months of continued COBRA coverage at the Company’s expense.

The Amendment provides that, for purposes of determining the “severance bonus amount”, $300,000 of Mr. Eklund’s cash sign-on award will be deemed to be an annual bonus in respect of 2020.

Except as provided above, the terms of Mr. Eklund’s employment agreement generally remain unchanged, including with respect to the severance Mr. Eklund would be entitled to if he is terminated without cause on or after June 1, 2022 or if Mr. Eklund terminates his employment for “good reason” at any time.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

Date: December 4, 2020	By:	/s/ James Sottile
Name: James Sottile
Title: Executive Vice President and Chief Legal Officer

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